SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2004

                            POCAHONTAS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-23969                  71-0806097
------------------------------     ---------------------    --------------------
      (State or other              (Commission File No.)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)


1700 E. HIGHLAND, JONESBORO, AR                                     72401
--------------------------------                                  ---------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.              Description
                  -----------              -----------

                      99                 Press release dated July 30, 2004

Item 12. Results of Operations and Financial Condition

         On July 30, 2004, Pocahontas Bancorp, Inc. (the "Company") announced its earnings for the third quarter of its fiscal year ending September 30, 2004. A copy of the press release dated July 30, 2004, describing earnings for this period is attached as Exhibit 99 to this report.

         The information in the preceding paragraph, as well as Exhibit 99 referenced therein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.





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                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           POCAHONTAS  BANCORP, INC.


DATE:  August 2, 2004                   By: /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer



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